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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 8, 2008
                  Date of Earliest Event Reported: May 5, 2008

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                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


           Virginia                 1-12997                 54-1000588
 (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)          File Number)          Identification No.)

             11419 Sunset Hills Road,
                 Reston, Virginia                       20190-5207
     (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (703) 251-8500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(b) Departure of Principal Officer.

     On May 5, 2008, Andrew W. Cramer resigned as the President and General Manger of the Company's Enterprise Systems Segment effective July 1, 2008. John
H. Hines, who currently serves as the President of the Company's Asset Solutions division, will assume the role of Acting President and General Manager of the Enterprise Systems Segment.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAXIMUS, Inc.


Date:  May 8, 2008                     By:  /s/ David R. Francis
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                                          David R. Francis
                                          General Counsel and Secretary